                Oppenheimer REAL ESTATE fund
          Supplement dated October 28, 2003 to the
              Prospectus dated August 25, 2003

      The  Prospectus  supplement  dated  October 2, 2003 is
withdrawn.  The Prospectus is changed as follows:

1.    The following is added as the last sentence of the
      paragraph titled "What Does the Fund Mainly
      Invest In?" on page 3 of the prospectus:

      "The investment of the Fund's total assets in
      its principal investments may take up to 30
      days after the Fund becomes available to the
      general public (October 1, 2003), and in the
      interim the Fund may invest a substantial
      portion of its assets in short-term money
      market obligations and other high-quality
      short-term debt obligations."

2.    The paragraph titled "Dividends" on page 30 of the
      Prospectus is deleted and replaced with the
      following:

      Dividends.  As of January 1, 2004, the Fund
      intends to declare dividends separately for
      each class of shares from net investment income
      on a quarterly basis in March, June, September
      and December on a date selected by the Board of
      Trustees.  Dividends and distributions paid to
      Class A and Class Y shares will generally be
      higher than dividends for Class B, Class C and
      Class N shares, which normally have higher
      expenses than Class A and Class Y.  There is no
      fixed dividend rate and there can be no
      assurance as to the payment of any dividends.

      October 28, 2003                         PS0590.006